UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2013

First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Philadelphia Street, Indiana, PA		15701
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (724) 349-7220
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

■	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

■	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

■	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

■	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On July 24, 2013, First Commonwealth Financial Corporation (the “Company”) issued a press release announcing financial results for the three and six month periods ended June 30, 2013. A copy of this press release and the related earnings tables are furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure
On July 24, 2013, the Company announced a cash dividend of $0.06 per share of the Company’s common stock. The dividend declaration is included in the press release announcing financial results for the three and six month periods ended June 30, 2013. A copy of this press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
Exhibits

99.1	Press Release announcing Second Quarter 2013 Financial Results and Declaration of Quarterly Dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 24, 2013

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/s/ Robert E. Rout
Name:	Robert E. Rout
Title:	Executive Vice President and Chief Financial Officer